EXHIBIT 10.4

FORM A (For Executives with Employment Agreements)

Notice of Grant and Agreement and Consent under the 1998 IMS Health Incorporated Employees Stock Incentive Plan	IMS Health Incorporated

ID: 06-1506026
1499 Post Road
Fairfield, CT 06824

Option Number:

Plan:

IH98

ID:

THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING SECURITIES THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933

IMS Health Incorporated (“IMS Health” or the “Company”) hereby grants to you a non-qualified stock option to purchase                shares (“IMS Health Shares”) of the Company’s common stock at $          per share (your “Option(s)”).  This grant is effective as of                                       (the “Date of Grant”).

The 1998 IMS Health Incorporated Employees’ Stock Incentive Plan (the “Plan”) is discretionary in nature and IMS Health may amend, cancel or terminate the Plan at any time.  The grant of IMS HEALTH stock options is a one-time benefit solely offered to employees and does not create any contractual or other right to receive a grant of IMS HEALTH stock options or benefits in lieu of IMS HEALTH stock options in the future.  Future grants, if any, will be at the sole discretion of IMS HEALTH, including, but not limited to, the timing of any grant, the number of IMS Health stock options, vesting provisions and the exercise price.

The future value of the underlying IMS HEALTH Shares is unknown and cannot be predicted with certainty.  If the underlying IMS HEALTH Shares do not increase in value, you will realize no value from your Option(s).

Your Option(s) are subject to and governed by the terms of the Plan. The provisions of the Plan are incorporated into this Notice of Grant and Agreement and Consent (“Agreement”) by reference.  All capitalized terms used in this Agreement but not defined shall have the meanings set forth in the Plan.  In the event the Plan and this Agreement are not consistent, the terms of the Plan shall govern, save and except that the provisions related to Termination of Employment as set out below shall prevail over any inconsistent terms contained in the Plan.   In addition, certain terms of your Option are specified in your Employment Agreement (the “Employment Agreement”), and the Option is otherwise subject to your Employment Agreement.  In the event of any conflict between this Agreement and the Employment Agreement, the terms of the Employment Agreement shall control, except as provided under the heading “Exercise of Options” below.

Your participation in the Plan and your execution of this Agreement is voluntary.  The value of IMS HEALTH stock options generally and your Option(s) specifically are an extraordinary item of compensation outside the scope of your employment contract, if any, and do not constitute compensation of any kind for services of any kind rendered to the Company.  As such, neither IMS Health stock options generally nor your Option(s) specifically are part of normal or expected compensation for purposes of calculating any termination, severance, resignation, redundancy, end of service payments, bonuses, long service awards, pension or retirement benefits, or similar payments.

Vesting and Stated Expiration Date

Your Option will vest according to the following schedule if your employment with the Company or a Subsidiary continues through the vesting date, and your Option will have the following stated expiration date:

Number of IMS Heath Shares	Vest Date	Stated Expiration Date

provided, however, that the Option will vest earlier in full upon your Termination of Employment by the Company without Cause or by you for Good Reason, as the terms “Cause” and “Good Reason” are defined in your Employment Agreement.  Your Option will expire on the stated expiration date, subject to earlier forfeiture or expiration as specified in the Employment Agreement, the Plan and this Agreement.

Notwithstanding anything to the contrary in this Agreement, upon occurrence of a “Change in Control” (as such term is defined in your Employment Agreement), any unvested portion of your Option will become immediately exercisable.

Exercise of Options

You may exercise your Option at such time as it has become vested only in accordance with the Plan, your Employment Agreement, and any procedures that the Committee may set forth; provided, however, that, upon your termination of employment by the Company without Cause or by you for Good Reason, as the terms “Cause” and “Good Reason” are defined in your Employment Agreement, the Option shall be exercisable thereafter (i), if such termination occurs simultaneously with or within 24 months following a Change in Control, until the stated expiration date of the Option, or (ii), if such termination is not simultaneous with or within 24 months following a Change in Control, until the earlier of the stated expiration date of the Option or the third anniversary of the date of such termination of employment (whereupon the option will expire).  To the extent that the Plan may provide more favorable termination provisions than your Employment Agreement, the terms of the Plan shall control, including in the event of termination due to death, disability or Retirement.

Termination of Employment

Except as otherwise provided in the Plan or determined in the sole discretion of the Committee, in connection with any termination of your employment for any reason, whether such termination is occasioned by you, by the Company or any of its Subsidiaries with or without cause, or by mutual agreement (“Termination of Employment”), the following provisions will apply (subject to the provisions hereof under the caption “Intended Accounting Treatment; Reform of Contract”):

(1)                                  From and after the date that you give or are provided with written notice of Termination of Employment (the “Notice Date), regardless of any notice period or period of pay in lieu of such notice required under any applicable statute or the common law (each, the “Notice Period”), you will receive no further grants of IMS Health stock options under the Plan or any other plan;

(2)                                  A Termination of Employment due to death or disability within the meaning of Section 7(e) of the Plan shall be governed by that Section, and a Termination of Employment due to Retirement shall be governed by Section 7(f) of the Plan;

(3)                                  In the case of any Termination of Employment not governed by (2) above, if there is no Notice Period or, if there is a Notice Period, such Notice Period will include not more than one month during which you will have ceased to continue to perform your work duties on substantially the same basis as before the Notice Date, your Termination Date will be the date on which you cease to be an employee of the Company and its Subsidiaries;

(4)                                  In the case of any Termination of Employment not governed by (2) or (3) above, your right to vest in your Option(s) will terminate effective as of the earlier of (i) the Notice Date or (ii) the date that you are no longer actively employed, which shall be deemed the date of your Termination of Employment for purposes this Agreement.  For clarity, in such case, you will not continue to vest in your Option(s) during the Notice Period, and your right to exercise your Option(s) in connection with such Termination, if any, will be measured from the earlier of (i) the Notice Date or (ii) the date that you are no longer actively employed; and such period in which you may exercise the Option(s) in connection with such Termination, if any, will not be extended by the Notice Period.

In case of any Termination of Employment, any portion of the Option(s) not vested at or before Termination of Employment (or subject to non-forfeiture in the case of Retirement) pursuant to the foregoing provisions or Section 7 of the Plan will be forfeited.

You may exercise your Option(s) at such time as they have become exercisable only in accordance with the Plan and with any procedures that the Committee may set forth.

You acknowledge and agree that you will have no claim or entitlement (1) to compensation or damages in consequence of the Termination of Employment with IMS Health or any of its Subsidiaries for any reason whatsoever and whether or not in breach of contract, insofar as such claim or entitlement arises or may arise from your ceasing to have any rights under the Plan or this Agreement, (2) to exercise your Option(s) as a result of such Termination of Employment except as expressly provided in this Agreement, or (3) from the loss or diminution in value of your Option(s); and, upon the grant of your Option(s) and in partial consideration for your participation in the Plan and this Agreement, you shall be deemed irrevocably to have waived any such claim or entitlement.

Your sales of IMS Health Shares acquired upon exercise of your Option(s) will be subject to applicable restrictions under the Company’s policies regulating insider trading by employees.

Nontransferability of Your Option(s)

Except as may be provided otherwise under the Plan, you cannot transfer, give, assign, sell, encumber, or in any way transfer or alienate your Option(s) to anyone except after your death by your will or by applicable inheritance laws, and during your lifetime your Option(s) shall be exercisable only by you or your legal representative.

Forfeiture of Unexercised Portion of Your Option(s) and Certain Gain

The greatest assets of IMS HEALTH and its affiliates (each, an “IMS HEALTH Company”) are its employees, technology and customers.  In recognition of the increased risk of unfairly losing any of these assets to its competitors, IMS HEALTH has adopted the following policy:

If you directly or indirectly engage in any of the “Detrimental Activities” defined below:

(a)                                  any unexercised portion of your Option shall automatically expire (regardless of vesting) on the later of the date of your Termination of Employment or the date IMS HEALTH becomes aware of your Detrimental Activity; and

(b)                                 you shall forfeit to the Company the IMS Health Shares acquired upon any exercise of your Option(s) by you during the one year prior to, or at any time after, the date of the earliest actual occurrence of your Detrimental Activity (the “Forfeiture Period”).  Such IMS Health Shares shall be forfeited by you and payable to the Company at the later of (i) the date of your Termination of Employment or (ii)  the date of your Detrimental Activity.  If you have disposed of Option Shares during the Forfeiture Period, your obligation to repay IMS Health Shares upon such forfeiture will continue (payment of cash or other property is not permitted), so that you will be required to acquire replacement IMS Health Shares and deliver them to the Company in settlement of your forfeiture obligation without regard to any subsequent market price increase or decrease from the date of exercise. The Company may, in its discretion, repay to you for each forfeited IMS Health Share an amount equal to the lesser of (i) the Option Price or (ii) the fair market value of the IMS Health Share at the date of forfeiture minus the aggregate “spread” at the time of your exercise of your Option(s) (that “spread” being the exercise date fair market value of a IMS Health Share minus the Option Price).  If you fail to promptly deliver forfeited IMS Health Shares and if, apart from this Agreement, the Company is obligated to pay any cash amount to you, the Company, as a setoff, may use such cash to purchase IMS Health Shares in the open market on your behalf, which IMS Health Shares will be retained by the Company in settlement of your forfeiture obligation hereunder.

Detrimental Activities are defined as:

•                  using or disclosing any information that has been treated by an IMS HEALTH Company as confidential or proprietary and is of competitive advantage to such IMS HEALTH Company, unless you are using or disclosing it in the course of your job with such IMS HEALTH Company;

•                  during the period beginning the Date of Grant and ending twelve months after you leave your employment with any IMS HEALTH Company (the “Prohibited Period”), soliciting, inducing, enticing or procuring for anyone other than an IMS HEALTH Company the trade or business of any entity that was a customer (including “near-permanent” customers), prospective customer or data supplier of an IMS HEALTH Company, in order to sell to such customer or prospective customer, or obtain from such data supplier, the same, similar or related services IMS HEALTH offers to its customers, or such data supplier provided to IMS HEALTH, during the period that you worked for any IMS HEALTH Company;

•                  during the Prohibited Period, soliciting, inducing, enticing or procuring any employee of any IMS HEALTH Company to leave his or her employment; or employing or otherwise using the services of any person who is or was an IMS HEALTH Company employee during the last twelve months that you worked for an IMS HEALTH Company; or

•                  during the Prohibited Period, directly or indirectly (including without limitation as an officer, director, employee, advisor, agent, consultant or investor, other than by the ownership of a passive investment interest of not more than 1% in a company with publicly traded equity securities), (i) seeking or accepting any employment or other work with or providing assistance to any person or entity that offers Competitive Services (as defined below) to any person or entity that was a customer or potential customer of any IMS HEALTH Company at any time during the last two years of your employment with any IMS HEALTH Company, or (ii) otherwise providing Competitive Services.

For purposes hereof, “Competitive Services” means engaging in the following activities anywhere in the world in relation to the pharmaceutical and healthcare industries (it being understood that the global market in which any of the businesses of IMS is conducted and to which their goodwill extends is not limited to any particular region in the world and that given the informational nature of such businesses, they may be engaged effectively from any location in the world):

•                  providing information services for the management of sales forces engaged in the sale of prescription or over-the-counter drugs, medical devices, or medical or surgical products;

•                  providing information services for the measurement of sales force performance or product performance for prescription or over-the-counter drugs, medical devices, or medical or surgical products;

•                  creating or providing physician profiles for purposes of assisting others in the targeting of promotion or sales activities in relation to prescription or over-the-counter drugs, medical devices, or medical or surgical products;

•                  creating or providing micromarketing programs based on prescribing behavior or attitudes of physicians or other prescribers in relation to prescription or over-the-counter drugs, medical devices, or medical or surgical products;

•                  creating or providing market research reports or audits relating to the use, sale, marketing/promotion, distribution or warehousing of any prescription or over-the-counter drugs, medical devices, or medical or surgical products;

•                  using or developing technology, methodologies or processes which have functionality or produce results similar to the technology, methodologies or processes employed or offered by IMS HEALTH to process pharmaceutical or healthcare information, including but not limited to internal processing technology, decision support tools, data warehousing applications and data mining applications;

•                  creating or providing reference files, classification schemes, master files or other methods of categorizing, classifying, organizing or identifying products, procedures, medical facilities, pharmacies, warehouses, distributors, prescribers, pharmacists or other entities, activities or persons associated with the use, sale, marketing/promotion, distribution or warehousing of any prescription or over-the-counter drugs, medical devices, or medical or surgical products; or

•                  providing market research consulting, sales management consulting, information technology consulting or market event management consulting, or any other consulting services in connection with any of the foregoing activities or otherwise relating to the use, sale, marketing/promotion, distribution or warehousing of any prescription or over-the-counter drugs, medical devices, or medical or surgical products.

By accepting your Option(s), you consent to a deduction from any amounts the Company or your employer owes you from time to time equal to the forfeiture amount, to the extent such deduction is permitted by applicable law.

Governing Law

THE PLAN AND THIS AGREEMENT SHALL BE GOVERENED BY THE LAWS OF THE STATE OF NEW YORK AND ANY APPLICABLE FEDERAL LAWS.  INTERPRETATION OF THE PLAN AND THIS AGREEMENT SHALL BE GOVERENED BY THE LAWS OF THE STATE OF NEW YORK AND ANY APPLICABLE FEDERAL LAWS.

ANY LEGAL PROCEEDING ARISING OUT OF THIS PLAN OR THIS AGREEMENT SHALL BE BROUGHT EXCLUSIVELY IN THE FEDERAL OR STATE COURTS LOCATED IN THE STATE OF NEW YORK.  YOU AGREE TO SUBMIT TO PERSONAL JURISDICTION AND TO VENUE IN THOSE COURTS.  YOU FURTHER AGREE TO WAIVE ALL LEGAL CHALLENGES AND DEFENSES TO THE APPROPRIATENESS OF NEW YORK AS THE SITE OF ANY SUCH LEGAL PROCEEDING AND TO THE APPLICATION OF THE LAWS OF THE STATE OF NEW YORK AND ANY APPLICABLE FEDERAL LAWS.

Intended Accounting Treatment; Reform of Contract

The Company intends that your Option(s) shall qualify for fixed accounting under APB 25, with the compensation measurement date for accounting purposes to occur at the Date of Grant, unless the Committee specifically determines otherwise.  Therefore, other provisions of this Agreement notwithstanding, in order to preserve this fundamental objective of your Option(s), if any provision of this Agreement or otherwise applicable to your Option(s) would result in “variable” accounting or a measurement date other than the Date of Grant, if the Committee was not specifically aware of such accounting consequence at the time such provision became effective, such provision shall be modified and reformed to the extent necessary to preserve the accounting treatment of your Option(s) intended by the Committee.

Acknowledgements and Acceptance

You voluntarily acknowledge and consent to the collection, use, processing and transfer of personal data as described in this paragraph.  You are not obliged to consent to such collection, use,

processing and transfer of personal data.  However, failure to provide the consent may affect your ability to participate in the Plan.  IMS HEALTH, its Subsidiaries and your employer hold certain personal information about you, including your name, home address and telephone number, date of birth, social insurance number or other employee identification number, salary, nationality, job title, any shares of stock or directorships held in IMS HEALTH, details of your Option(s) all other IMS Health options or any other rights or entitlements to shares of stock in your favor, for the purpose of managing and administering the Plan (“Data”).  IMS HEALTH and/or its Subsidiaries will transfer Data amongst themselves as necessary for the purpose of implementation, administration and management of your participation in the Plan, and IMS HEALTH and/or any of its Subsidiaries may each further transfer Data to any third parties assisting IMS HEALTH in the implementation, administration and management of the Plan.  These recipients may be located in the European Economic Area, or elsewhere throughout the world, such as the United States.  You authorize them to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data as may be required for the administration of the Plan and/or the subsequent holding of IMS Health Shares on your behalf to a broker or other third party with whom you may elect to deposit any IMS Health Shares acquired pursuant to the Plan.  You may, at any time, review Data, require any necessary amendments to it or withdraw the consents herein in writing by contacting IMS HEALTH; however, withdrawing your consent may affect your ability to participate in the Plan.  You acknowledge and agree that your consent shall apply to any and all stock option awards made to you under the Plan or this Agreement, whether now or in the future.

You do not need to do anything if you want to accept your Option(s) on the terms set out in this Agreement.  It would however help us if you would sign this Agreement in the space indicated below and return a copy to us by mail to:

Equity Plans

Shared Business Services

861 Marcon Boulevard

Allentown, Pennsylvania 18109

U.S.A.

If you do not want to accept your Option(s) on the terms set out in this Agreement, the Plan and all related documents, please notify us of your rejection of the Option(s) by writing to the Company at the above address, marking your envelope to the attention of Laura Bartels, no later than                                      .  Your Option(s) will then be cancelled.  If you do not write to us telling us that you do not want your Option(s) by                                       , you will be deemed to have accepted your Option(s) and to agree to the terms set out in this Agreement.

Copies of the Plan and such related documents are being provided to you as part of this Agreement.

IMS HEALTH INCORPORATED

David M. Thomas	Employee’s Signature
Chairman and Chief Executive Officer

Print Name

FORM B (For Employees with Change-in-Control Agreements but not Employment Agreements)

Notice of Grant and Agreement and Consent under the 1998 IMS Health Incorporated Employees Stock Incentive Plan	IMS Health Incorporated

ID: 06-1506026
1499 Post Road
Fairfield, CT 06824

Option Number:

Plan:

IH98

ID:

THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING SECURITIES THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933

IMS Health Incorporated (“IMS Health” or the “Company”) hereby grants to you a non-qualified stock option to purchase                    shares (“IMS Health Shares”) of the Company’s common stock at $                   per share (your “Option(s)”).  This grant is effective as of                      (the “Date of Grant”).

The 1998 IMS Health Incorporated Employees’ Stock Incentive Plan (the “Plan”) is discretionary in nature and IMS Health may amend, cancel or terminate the Plan at any time.  The grant of IMS HEALTH stock options is a one-time benefit solely offered to employees and does not create any contractual or other right to receive a grant of IMS HEALTH stock options or benefits in lieu of IMS HEALTH stock options in the future.  Future grants, if any, will be at the sole discretion of IMS HEALTH, including, but not limited to, the timing of any grant, the number of IMS Health stock options, vesting provisions and the exercise price.

The future value of the underlying IMS HEALTH Shares is unknown and cannot be predicted with certainty.  If the underlying IMS HEALTH Shares do not increase in value, you will realize no value from your Option(s).

Your Option(s) are subject to and governed by the terms of the Plan. The provisions of the Plan are incorporated into this Notice of Grant and Agreement and Consent (“Agreement”) by reference.  All capitalized terms used in this Agreement but not defined shall have the meanings set forth in the Plan.  In the event the Plan and this Agreement are not consistent, the terms of the Plan shall govern, save and except that the provisions related to Termination of Employment as set out below shall prevail over any inconsistent terms contained in the Plan.

Your participation in the Plan and your execution of this Agreement  is voluntary.  The value of IMS HEALTH stock options generally and your Option(s) specifically are an extraordinary item of compensation outside the scope of your employment contract, if any, and do not constitute compensation of any kind for services of any kind rendered to the Company.  As such, neither IMS Health stock options generally nor your Option(s) specifically are part of normal or expected compensation for purposes of calculating any termination, severance, resignation, redundancy, end of service payments, bonuses, long service awards, pension or retirement benefits, or similar payments.

Vesting and Stated Expiration Date

Your Option(s) will vest according to the following schedule if your employment with the Company or a Subsidiary continues through the vesting date, and your Option(s) will have the indicated stated expiration date, except as otherwise provided in the Plan and this Agreement:

Number Of IMS Heath Shares	Vest Date	Stated Expiration Date

Your Option(s) shall expire on the stated expiration date, subject to earlier forfeiture or expiration as specified in the Plan and this Agreement upon Termination of Employment with the Company and its Subsidiaries as described below and in other circumstances specified therein and herein.

Notwithstanding anything to the contrary in this Agreement, upon occurrence of a “Change in Control” (as such term is defined in the change-in-control agreement entered into by the Participant and the Company), then all unvested options will become immediately exercisable.

Termination of Employment

Except as otherwise provided in the Plan or determined in the sole discretion of the Committee, in connection with any termination of your employment for any reason, whether such termination is occasioned by you, by the Company or any of its Subsidiaries with or without cause, or by mutual agreement (“Termination of Employment”), the following provisions will apply (subject to the provisions hereof under the caption “Intended Accounting Treatment; Reform of Contract”):

(1)                                  From and after the date that you give or are provided with written notice of Termination of Employment (the “Notice Date), regardless of any notice period or period of pay in lieu of such notice required under any applicable statute or the common law (each, the “Notice Period”), you will receive no further grants of IMS Health stock options under the Plan or any other plan;

(2)                                  A Termination of Employment due to death or disability within the meaning of Section 7(e) of the Plan shall be governed by that Section, and a Termination of Employment due to Retirement shall be governed by Section 7(f) of the Plan;

(3)                                  In the case of any Termination of Employment not governed by (2) above, if there is no Notice Period or, if there is a Notice Period, such Notice Period will include not more than one month during which you will have ceased to continue to perform your work duties on substantially the same basis as before the Notice Date, your Termination Date will be the date on which you cease to be an employee of the Company and its Subsidiaries;

(4)                                  In the case of any Termination of Employment not governed by (2) or (3) above, your right to vest in your Option(s) will terminate effective as of the earlier of (i) the Notice Date or (ii) the date that you are no longer actively employed, which shall be deemed the date of your Termination of Employment for purposes this Agreement.  For clarity, in such case, you will not continue to vest in your Option(s) during the Notice Period, and your right to exercise your Option(s) in connection with such Termination, if any, will be measured from the earlier of (i) the Notice Date or (ii) the date that you are no longer actively employed; and such period in which you may exercise the Option(s) in connection with such Termination, if any, will not be extended by the Notice Period.

In case of any Termination of Employment, any portion of the Option(s) not vested at or before Termination of Employment (or subject to non-forfeiture in the case of Retirement) pursuant to the foregoing provisions or Section 7 of the Plan will be forfeited.

You may exercise your Option(s) at such time as they have become exercisable only in accordance with the Plan and with any procedures that the Committee may set forth.

You acknowledge and agree that you will have no claim or entitlement (1) to compensation or damages in consequence of the Termination of Employment with IMS Health or any of its Subsidiaries for any reason whatsoever and whether or not in breach of contract, insofar as such claim or entitlement arises or may arise from your ceasing to have any rights under the Plan or this Agreement, (2) to exercise your Option(s) as a result of such Termination of Employment except as expressly provided in this Agreement, or (3) from the loss or diminution in value of your Option(s); and, upon the grant of your Option(s) and in partial consideration for your participation in the Plan and this Agreement, you shall be deemed irrevocably to have waived any such claim or entitlement.

Your sales of IMS Health Shares acquired upon exercise of your Option(s) will be subject to applicable restrictions under the Company’s policies regulating insider trading by employees.

Nontransferability of Your Option(s)

Except as may be provided otherwise under the Plan, you cannot transfer, give, assign, sell, encumber, or in any way transfer or alienate your Option(s) to anyone except after your death by your will or by applicable inheritance laws, and during your lifetime your Option(s) shall be exercisable only by you or your legal representative.

Forfeiture of Unexercised Portion of Your Option(s) and Certain Gain

The greatest assets of IMS HEALTH and its affiliates (each, an “IMS HEALTH Company”) are its employees, technology and customers.  In recognition of the increased risk of unfairly losing any of these assets to its competitors, IMS HEALTH has adopted the following policy:

If you directly or indirectly engage in any of the “Detrimental Activities” defined below:

(a)                                  any unexercised portion of your Option(s) shall automatically expire (regardless of vesting) on the later of (i) the date of your Termination of Employment or  (ii) the date of your Detrimental Activity; and

(b)                                 you shall forfeit to the Company the IMS Health Shares acquired upon any exercise of your Option(s) by you during the one year prior to, or at any time after, the date of the earliest actual occurrence of your Detrimental Activity (the “Forfeiture Period”).  Such IMS Health Shares shall be forfeited by you and payable to the Company at the later of (i) the date of your Termination of Employment or (ii)  the date of your Detrimental Activity.  If you have disposed of Option Shares during the Forfeiture Period, your obligation to repay IMS Health Shares upon such forfeiture will continue (payment of cash or other property is not permitted), so that you will be required to acquire replacement IMS Health Shares and deliver them to the Company in settlement of your forfeiture obligation without regard to any subsequent market price increase or decrease from the date of exercise. The Company may, in its discretion, repay to you for each forfeited IMS Health Share an amount equal to the lesser of (i) the Option Price or (ii) the fair market value of the IMS Health Share at the date of forfeiture minus the aggregate “spread” at the time of your exercise of your Option(s) (that “spread” being the exercise date fair market value of a IMS Health Share minus the Option Price).  If you fail to promptly deliver forfeited IMS Health Shares and if, apart from this Agreement, the Company is obligated to pay any cash amount to you, the Company, as a setoff, may use such cash to purchase IMS Health Shares in the open market on your behalf, which IMS Health Shares will be retained by the Company in settlement of your forfeiture obligation hereunder.

Detrimental Activities are defined as:

•                  using or disclosing any information that has been treated by an IMS HEALTH Company as confidential or proprietary and is of competitive advantage to such IMS HEALTH Company, unless you are using or disclosing it in the course of your job with such IMS HEALTH Company;

•                  during the period beginning the Date of Grant and ending twelve months after you leave your employment with any IMS HEALTH Company (the “Prohibited Period”), soliciting, inducing, enticing or procuring for anyone other than an IMS HEALTH Company the trade or business of any entity that was a customer (including “near-permanent” customers), prospective customer or data supplier of an IMS HEALTH Company, in order to sell to such customer or prospective customer, or obtain from such data supplier, the same, similar or related services IMS HEALTH offers to its customers, or such data supplier provided to IMS HEALTH, during the period that you worked for any IMS HEALTH Company;

•                  during the Prohibited Period, soliciting, inducing, enticing or procuring any employee of any IMS HEALTH Company to leave his or her employment; or employing or otherwise using the services of any person who is or was an IMS HEALTH Company employee during the last twelve months that you worked for an IMS HEALTH Company; or

•                  during the Prohibited Period, directly or indirectly (including without limitation as an officer, director, employee, advisor, agent, consultant or investor, other than by the ownership of a passive investment interest of not more than 1% in a company with publicly traded equity securities), (i) seeking or accepting any employment or other work with or providing assistance to any person or entity that offers Competitive Services (as defined below) to any person or entity that was a customer or potential customer of any IMS HEALTH Company at any time during the last two years of your employment with any IMS HEALTH Company, or (ii) otherwise providing Competitive Services.

For purposes hereof, “Competitive Services” means engaging in the following activities anywhere in the world in relation to the pharmaceutical and healthcare industries (it being understood that the global market in which any of the businesses of IMS is conducted and to which their goodwill extends is not limited to any particular region in the world and that given the informational nature of such businesses, they may be engaged effectively from any location in the world):

•                  providing information services for the management of sales forces engaged in the sale of prescription or over-the-counter drugs, medical devices, or medical or surgical products;

•                  providing information services for the measurement of sales force performance or product performance for prescription or over-the-counter drugs, medical devices, or medical or surgical products;

•                  creating or providing physician profiles for purposes of assisting others in the targeting of promotion or sales activities in relation to prescription or over-the-counter drugs, medical devices, or medical or surgical products;

•                  creating or providing micromarketing programs based on prescribing behavior or attitudes of physicians or other prescribers in relation to prescription or over-the-counter drugs, medical devices, or medical or surgical products;

•                  creating or providing market research reports or audits relating to the use, sale, marketing/promotion, distribution or warehousing of any prescription or over-the-counter drugs, medical devices, or medical or surgical products;

•                  using or developing technology, methodologies or processes which have functionality or produce results similar to the technology, methodologies or processes employed or offered by IMS HEALTH to process pharmaceutical or healthcare information, including but not limited to internal processing technology, decision support tools, data warehousing applications and data mining applications;

•                  creating or providing reference files, classification schemes, master files or other methods of categorizing, classifying, organizing or identifying products, procedures, medical facilities, pharmacies, warehouses, distributors, prescribers, pharmacists or other entities, activities or persons associated with the use, sale, marketing/promotion, distribution or warehousing of any prescription or over-the-counter drugs, medical devices, or medical or surgical products; or

•                  providing market research consulting, sales management consulting, information technology consulting or market event management consulting, or any other consulting services in connection with any of the foregoing activities or otherwise relating to the use, sale, marketing/promotion, distribution or warehousing of any prescription or over-the-counter drugs, medical devices, or medical or surgical products.

By accepting your Option(s), you consent to a deduction from any amounts the Company or your employer owes you from time to time equal to the forfeiture amount, to the extent such deduction is permitted by applicable law.

Governing Law

THE PLAN AND THIS AGREEMENT SHALL BE GOVERENED BY THE LAWS OF THE STATE OF NEW YORK AND ANY APPLICABLE FEDERAL LAWS.  INTERPRETATION OF THE PLAN AND THIS AGREEMENT SHALL BE GOVERENED BY THE LAWS OF THE STATE OF NEW YORK AND ANY APPLICABLE FEDERAL LAWS.

ANY LEGAL PROCEEDING ARISING OUT OF THIS PLAN OR THIS AGREEMENT SHALL BE BROUGHT EXCLUSIVELY IN THE FEDERAL OR STATE COURTS LOCATED IN THE STATE OF NEW YORK.  YOU AGREE TO SUBMIT TO PERSONAL JURISDICTION AND TO VENUE IN THOSE COURTS.  YOU FURTHER AGREE TO WAIVE ALL LEGAL CHALLENGES AND DEFENSES TO THE APPROPRIATENESS OF NEW YORK AS THE SITE OF ANY SUCH LEGAL PROCEEDING AND TO THE APPLICATION OF THE LAWS OF THE STATE OF NEW YORK AND ANY APPLICABLE FEDERAL LAWS.

Intended Accounting Treatment; Reform of Contract

The Company intends that your Option(s) shall qualify for fixed accounting under APB 25, with the compensation measurement date for accounting purposes to occur at the Date of Grant, unless the Committee specifically determines otherwise.  Therefore, other provisions of this Agreement notwithstanding, in order to preserve this fundamental objective of your Option(s), if any provision of this Agreement or otherwise applicable to your Option(s) would result in “variable” accounting or a measurement date other than the Date of Grant, if the Committee was not specifically aware of such accounting consequence at the time such provision became effective, such provision shall be modified and reformed to the extent necessary to preserve the accounting treatment of your Option(s) intended by the Committee.

Acknowledgements and Acceptance

You voluntarily acknowledge and consent to the collection, use, processing and transfer of personal data as described in this paragraph.  You are not obliged to consent to such collection, use, processing and transfer of personal data.  However, failure to provide the consent may affect your ability to participate in the Plan.  IMS HEALTH, its Subsidiaries and your employer hold certain personal information about you, including your name, home address and telephone number, date of birth, social insurance number or other employee identification number, salary, nationality, job title, any shares of stock or directorships held in IMS HEALTH, details of your Option(s) all other IMS Health options or any other rights or entitlements to shares of stock in your favor, for the purpose of managing and administering the Plan (“Data”).  IMS HEALTH and/or its Subsidiaries will transfer Data amongst themselves as necessary for the purpose of implementation, administration and management of your participation in the Plan, and IMS HEALTH and/or any of its Subsidiaries may each further transfer Data to any third parties assisting IMS HEALTH in the implementation, administration and management of the Plan.  These recipients may be located in the European Economic Area, or elsewhere throughout the world, such as the United States.  You authorize them to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data as may be required for the administration of the Plan and/or the subsequent holding of IMS Health Shares on your behalf to a broker or other third party with whom you may elect to deposit any IMS Health Shares acquired pursuant to the Plan.  You may, at any time, review Data, require any necessary amendments to it or withdraw the consents herein in writing by contacting IMS HEALTH; however, withdrawing your consent may affect your ability to participate in the Plan.  You acknowledge and agree that your consent shall apply to any and all stock option awards made to you under the Plan or this Agreement, whether now or in the future.

You do not need to do anything if you want to accept your Option(s) on the terms set out in this Agreement.  It would however help us if you would sign this Agreement in the space indicated below and return a copy to us by mail to:

Equity Plans

Shared Business Services

861 Marcon Boulevard

Allentown, Pennsylvania 18109

U.S.A.

If you do not want to accept your Option(s) on the terms set out in this Agreement, the Plan and all related documents, please notify us of your rejection of the Option(s) by writing to the Company at the above address, marking your envelope to the attention of Laura Bartels, no later than                                .  Your Option(s) will then be cancelled.  If you do not write to us telling us that you do not want your Option(s) by                                 , you will be deemed to have accepted your Option(s) and to agree to the terms set out in this Agreement.

Copies of the Plan and such related documents are being provided to you as part of this Agreement.

IMS HEALTH INCORPORATED

David M. Thomas	Employee’s Signature
Chairman and Chief Executive Officer

Print Name

FORM C (For All Other Participating Employees)

Notice of Grant and Agreement and Consent under the [1998 IMS Health Incorporated Employees Stock Incentive Plan/IMS Health Incorporated 2000 Stock Incentive Plan]	IMS Health Incorporated

ID: 06-1506026
1499 Post Road
Fairfield, CT 06824

Option Number:

Plan:

[IH98/BA00]

ID:

THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING SECURITIES THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933

IMS Health Incorporated (“IMS Health” or the “Company”) hereby grants to you a non-qualified stock option to purchase                    shares (“IMS Health Shares”) of the Company’s common stock at $                 per share (your “Option(s)”).  This grant is effective as of                        (the “Date of Grant”).

The [1998 IMS Health Incorporated Employees’ Stock Incentive Plan/IMS Health Incorporated 2000 Stock Incentive Plan] (the “Plan”) is discretionary in nature and IMS Health may amend, cancel or terminate the Plan at any time.  The grant of IMS HEALTH stock options is a one-time benefit solely offered to employees and does not create any contractual or other right to receive a grant of IMS HEALTH stock options or benefits in lieu of IMS HEALTH stock options in the future.  Future grants, if any, will be at the sole discretion of IMS HEALTH, including, but not limited to, the timing of any grant, the number of IMS Health stock options, vesting provisions and the exercise price.

The future value of the underlying IMS HEALTH Shares is unknown and cannot be predicted with certainty.  If the underlying IMS HEALTH Shares do not increase in value, you will realize no value from your Option(s).

Your Option(s) are subject to and governed by the terms of the Plan. The provisions of the Plan are incorporated into this Notice of Grant and Agreement and Consent (“Agreement”) by reference.  All capitalized terms used in this Agreement but not defined shall have the meanings set forth in the Plan.  In the event the Plan and this Agreement are not consistent, the terms of the Plan shall govern, save and except that the provisions related to Termination of Employment as set out below shall prevail over any inconsistent terms contained in the Plan.

Your participation in the Plan and your execution of this Agreement  is voluntary.  The value of IMS HEALTH stock options generally and your Option(s) specifically are an extraordinary item of compensation outside the scope of your employment contract, if any, and do not constitute compensation of any kind for services of any kind rendered to the Company.  As such, neither IMS Health stock options generally nor your Option(s) specifically are part of normal or expected compensation for purposes of calculating any termination, severance, resignation, redundancy, end of service payments, bonuses, long service awards, pension or retirement benefits, or similar payments.

Vesting and Stated Expiration Date

Your Option(s) will vest according to the following schedule if your employment with the Company or a Subsidiary continues through the vesting date, and your Option(s) will have the indicated stated expiration date, except as otherwise provided in the Plan and this Agreement:

Number Of IMS Heath Shares	Vest Date	Stated Expiration Date

Your Option(s) shall expire on the stated expiration date, subject to earlier forfeiture or expiration as specified in the Plan and this Agreement upon Termination of Employment with the Company and its Subsidiaries as described below and in other circumstances specified therein and herein.

Termination of Employment

Except as otherwise provided in the Plan or determined in the sole discretion of the Committee, in connection with any termination of your employment for any reason, whether such termination is occasioned by you, by the Company or any of its Subsidiaries with or without cause, or by mutual agreement (“Termination of Employment”), the following provisions will apply (subject to the provisions hereof under the caption “Intended Accounting Treatment; Reform of Contract”):

(1)                                  From and after the date that you give or are provided with written notice of Termination of Employment (the “Notice Date), regardless of any notice period or period of pay in lieu of such notice required under any applicable statute or the common law (each, the “Notice Period”), you will receive no further grants of IMS Health stock options under the Plan or any other plan;

(2)                                  A Termination of Employment due to death or disability within the meaning of Section 7(e) of the Plan shall be governed by that Section, and a Termination of Employment due to Retirement shall be governed by Section 7(f) of the Plan;

(3)                                  In the case of any Termination of Employment not governed by (2) above, if there is no Notice Period or, if there is a Notice Period, such Notice Period will include not more than one month during which you will have ceased to continue to perform your work duties on substantially the same basis as before the Notice Date, your Termination Date will be the date on which you cease to be an employee of the Company and its Subsidiaries;

(4)                                  In the case of any Termination of Employment not governed by (2) or (3) above, your right to vest in your Option(s) will terminate effective as of the earlier of (i) the Notice Date or (ii) the date that you are no longer actively employed, which shall be deemed the date of your Termination of Employment for purposes this Agreement.  For clarity, in such case, you will not continue to vest in your Option(s) during the Notice Period, and your right to exercise your Option(s) in connection with such Termination, if any, will be measured from the earlier of (i) the Notice Date or (ii) the date that you are no longer actively employed; and such period in which you may exercise the Option(s) in connection with such Termination, if any, will not be extended by the Notice Period.

In case of any Termination of Employment, any portion of the Option(s) not vested at or before Termination of Employment (or subject to non-forfeiture in the case of Retirement) pursuant to the foregoing provisions or Section 7 of the Plan will be forfeited.

You may exercise your Option(s) at such time as they have become exercisable only in accordance with the Plan and with any procedures that the Committee may set forth.

You acknowledge and agree that you will have no claim or entitlement (1) to compensation or damages in consequence of the Termination of Employment with IMS Health or any of its Subsidiaries for any reason whatsoever and whether or not in breach of contract, insofar as such claim or entitlement arises or may arise from your ceasing to have any rights under the Plan or this Agreement, (2) to exercise your Option(s) as a result of such Termination of Employment except as expressly provided in this Agreement, or (3) from the loss or diminution in value of your Option(s); and, upon the grant of your Option(s) and in partial consideration for your participation in the Plan and this Agreement, you shall be deemed irrevocably to have waived any such claim or entitlement.

Your sales of IMS Health Shares acquired upon exercise of your Option(s) will be subject to applicable restrictions under the Company’s policies regulating insider trading by employees.

Nontransferability of Your Option(s)

Except as may be provided otherwise under the Plan, you cannot transfer, give, assign, sell, encumber, or in any way transfer or alienate your Option(s) to anyone except after your death by your will or by applicable inheritance laws, and during your lifetime your Option(s) shall be exercisable only by you or your legal representative.

Forfeiture of Unexercised Portion of Your Option(s) and Certain Gain

The greatest assets of IMS HEALTH and its affiliates (each, an “IMS HEALTH Company”) are its employees, technology and customers.  In recognition of the increased risk of unfairly losing any of these assets to its competitors, IMS HEALTH has adopted the following policy:

If you directly or indirectly engage in any of the “Detrimental Activities” defined below:

(a)                                  any unexercised portion of your Option(s) shall automatically expire (regardless of vesting) on the later of (i) the date of your Termination of Employment or  (ii) the date of your Detrimental Activity; and

(b)                                 [you shall forfeit to the Company the IMS Health Shares acquired upon any exercise of your Option(s) by you during the one year prior to, or at any time after, the date of the earliest actual occurrence of your Detrimental Activity (the “Forfeiture Period”).  Such IMS Health Shares shall be forfeited by you and payable to the Company at the later of (i) the date of your Termination of Employment or (ii)  the date of your Detrimental Activity.  If you have disposed of Option Shares during the Forfeiture Period, your obligation to repay IMS Health Shares upon such forfeiture will continue (payment of cash or other property is not permitted), so that you will be required to acquire replacement IMS Health Shares and deliver them to the Company in settlement of your forfeiture obligation without regard to any subsequent market price increase or decrease from the date of exercise. The Company may, in its discretion, repay to you for each forfeited IMS Health Share an amount equal to the lesser of (i) the Option Price or (ii) the fair market value of the IMS Health Share at the date of forfeiture minus the aggregate “spread” at the time of your exercise of your Option(s) (that “spread” being the exercise date fair market value of a IMS Health Share minus the Option Price).  If you fail to promptly deliver forfeited IMS Health Shares and if, apart from this Agreement, the Company is obligated to pay any cash amount to you, the Company, as a setoff, may use such cash to purchase IMS Health Shares in the open market on your behalf, which IMS Health Shares will be retained by the Company in settlement of your forfeiture obligation hereunder.]*

Detrimental Activities are defined as:

•                  using or disclosing any information that has been treated by an IMS HEALTH Company as confidential or proprietary and is of competitive advantage to such IMS HEALTH Company, unless you are using or disclosing it in the course of your job with such IMS HEALTH Company;

•                  during the period beginning the Date of Grant and ending twelve months after you leave your employment with any IMS HEALTH Company (the “Prohibited Period”), soliciting, inducing, enticing or procuring for anyone other than an IMS HEALTH Company the trade or business of any entity that was a customer (including “near-permanent” customers), prospective customer or data supplier of an IMS HEALTH Company, in order to sell to such customer or prospective customer, or obtain from such data supplier, the same, similar or related services IMS HEALTH offers to its customers, or such data supplier provided to IMS HEALTH, during the period that you worked for any IMS HEALTH Company;

•                  during the Prohibited Period, soliciting, inducing, enticing or procuring any employee of any IMS HEALTH Company to leave his or her employment; or employing or otherwise using the services of any person who is or was an IMS HEALTH Company employee during the last twelve months that you worked for an IMS HEALTH Company; or

•                  during the Prohibited Period, directly or indirectly (including without limitation as an officer, director, employee, advisor, agent, consultant or investor, other than by the ownership of a passive investment interest of not more than 1% in a company with publicly traded equity securities), (i) seeking or accepting any employment or other work with or providing assistance to any person or entity that offers Competitive Services (as defined below) to any person or entity that was a customer or potential customer of any IMS HEALTH Company at any time during the last two years of your employment with any IMS HEALTH Company, or (ii) otherwise providing Competitive Services.

For purposes hereof, “Competitive Services” means engaging in the following activities anywhere in the world in relation to the pharmaceutical and healthcare industries (it being understood that the global market in which any of the businesses of IMS is conducted and to which their goodwill extends is not limited to any particular region in the world and that given the informational nature of such businesses, they may be engaged effectively from any location in the world):

•                  providing information services for the management of sales forces engaged in the sale of prescription or over-the-counter drugs, medical devices, or medical or surgical products;

•                  providing information services for the measurement of sales force performance or product performance for prescription or over-the-counter drugs, medical devices, or medical or surgical products;

•                  creating or providing physician profiles for purposes of assisting others in the targeting of promotion or sales activities in relation to prescription or over-the-counter drugs, medical devices, or medical or surgical products;

•                  creating or providing micromarketing programs based on prescribing behavior or attitudes of physicians or other prescribers in relation to prescription or over-the-counter drugs, medical devices, or medical or surgical products;

•                  creating or providing market research reports or audits relating to the use, sale, marketing/promotion, distribution or warehousing of any prescription or over-the-counter drugs, medical devices, or medical or surgical products;

•                  using or developing technology, methodologies or processes which have functionality or produce results similar to the technology, methodologies or processes employed or offered by IMS HEALTH to process pharmaceutical or healthcare information, including but not limited to internal processing technology, decision support tools, data warehousing applications and data mining applications;

•                  creating or providing reference files, classification schemes, master files or other methods of categorizing, classifying, organizing or identifying products, procedures, medical facilities, pharmacies, warehouses, distributors, prescribers, pharmacists or other entities, activities or persons associated with the use, sale, marketing/promotion, distribution or warehousing of any prescription or over-the-counter drugs, medical devices, or medical or surgical products; or

•                  providing market research consulting, sales management consulting, information technology consulting or market event management consulting, or any other consulting services in connection with any of the foregoing activities or otherwise relating to the use, sale, marketing/promotion, distribution or warehousing of any prescription or over-the-counter drugs, medical devices, or medical or surgical products.

[By accepting your Option(s), you consent to a deduction from any amounts the Company or your employer owes you from time to time equal to the forfeiture amount, to the extent such deduction is permitted by applicable law.]*

Governing Law

THE PLAN AND THIS AGREEMENT SHALL BE GOVERENED BY THE LAWS OF THE STATE OF NEW YORK AND ANY APPLICABLE FEDERAL LAWS.  INTERPRETATION OF THE PLAN AND THIS AGREEMENT SHALL BE GOVERENED BY THE LAWS OF THE STATE OF NEW YORK AND ANY APPLICABLE FEDERAL LAWS.

ANY LEGAL PROCEEDING ARISING OUT OF THIS PLAN OR THIS AGREEMENT SHALL BE BROUGHT EXCLUSIVELY IN THE FEDERAL OR STATE COURTS LOCATED IN THE STATE OF NEW YORK.  YOU AGREE TO SUBMIT TO PERSONAL JURISDICTION AND TO VENUE IN THOSE COURTS.  YOU FURTHER AGREE TO WAIVE ALL LEGAL CHALLENGES AND DEFENSES TO THE APPROPRIATENESS OF NEW YORK AS THE SITE OF ANY SUCH LEGAL PROCEEDING AND TO THE APPLICATION OF THE LAWS OF THE STATE OF NEW YORK AND ANY APPLICABLE FEDERAL LAWS.

Intended Accounting Treatment; Reform of Contract

The Company intends that your Option(s) shall qualify for fixed accounting under APB 25, with the compensation measurement date for accounting purposes to occur at the Date of Grant, unless the Committee specifically determines otherwise.  Therefore, other provisions of this Agreement notwithstanding, in order to preserve this fundamental objective of your Option(s), if any provision of this Agreement or otherwise applicable to your Option(s) would result in “variable” accounting or a measurement date other than the Date of Grant, if the Committee was not specifically aware of such accounting consequence at the time such provision became effective, such provision shall be modified and reformed to the extent necessary to preserve the accounting treatment of your Option(s) intended by the Committee.

Acknowledgements and Acceptance

You voluntarily acknowledge and consent to the collection, use, processing and transfer of personal data as described in this paragraph.  You are not obliged to consent to such collection, use, processing and transfer of personal data.  However, failure to provide the consent may affect your ability to participate in the Plan.  IMS HEALTH, its Subsidiaries and your employer hold certain personal information about you, including your name, home address and telephone number, date of birth, social insurance number or other employee identification number, salary, nationality, job title, any shares of stock or directorships held in IMS HEALTH, details of your Option(s) all other IMS Health options or any other rights or entitlements to shares of stock in your favor, for the purpose of managing and administering the Plan (“Data”).  IMS HEALTH and/or its Subsidiaries will transfer Data amongst themselves as necessary for the purpose of implementation, administration and management of your participation in the Plan, and IMS HEALTH and/or any of its Subsidiaries may each further transfer Data to any third parties assisting IMS HEALTH in the implementation, administration and management of the Plan.  These recipients may be located in the European Economic Area, or elsewhere throughout the world, such as the United States.  You authorize them to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data as may be required for the administration of the Plan and/or the subsequent holding of IMS Health Shares on your behalf to a broker or other third party with whom you may elect to deposit any IMS Health Shares acquired pursuant to the Plan.  You may, at any time, review Data, require any necessary amendments to it or withdraw the consents herein in writing by contacting IMS HEALTH; however, withdrawing your consent may affect your ability to participate in the Plan.  You acknowledge and agree that your consent shall apply to any and all stock option awards made to you under the Plan or this Agreement, whether now or in the future.

You do not need to do anything if you want to accept your Option(s) on the terms set out in this

Agreement.  It would however help us if you would sign this Agreement in the space indicated below and return a copy to us by mail to:

Equity Plans

Shared Business Services

861 Marcon Boulevard

Allentown, Pennsylvania 18109

U.S.A.

If you do not want to accept your Option(s) on the terms set out in this Agreement, the Plan and all related documents, please notify us of your rejection of the Option(s) by writing to the Company at the above address, marking your envelope to the attention of Laura Bartels, no later than                      .  Your Option(s) will then be cancelled.  If you do not write to us telling us that you do not want your Option(s) by                          , you will be deemed to have accepted your Option(s) and to agree to the terms set out in this Agreement.

Copies of the Plan and such related documents are being provided to you as part of this Agreement.

IMS HEALTH INCORPORATED

David M. Thomas	Employee’s Signature
Chairman and Chief Executive Officer

Print Name

*   This language is included in agreements covering 5,000 or more shares.